EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Southern Energy, Inc. (formerly SEI Holdings, Inc.) (Holdings)
(100% - The Southern Company)
        Southern Energy Resources, Inc. (formerly Southern Energy, Inc.) (Special Purpose Subsidiary - Project  Development)
        (100% - Holdings)

               SEI Operadora de Argentina, S.A. (FUCO)
               (99.99% - Southern Energy Resources, Inc.; .01% - Holdings)

               Southern Electric International Asia, Inc. (Special Purpose Subsidiary - Project Development)
               (100% - Southern Energy Resources, Inc.)

               Southern Electric International, GmbH (Special Purpose Subsidiary
               - Project Development) (100% - Southern Energy Resources, Inc.)

        Asociados de Electricidad, S.A. (Intermediate Subsidiary)
        (100% Holdings)

        Southern Electric International, Inc. (Intermediate Subsidiary)
        (100 % Holdings)

        Southern Electric, Inc. (EWG)
        (100% - Holdings)

        Southern Energy North America, Inc. (Domestic Holdings)
        (100% - Holdings)

               SEI Michigan Holdings, Inc. (Intermediate Holdings)
               (100% - Southern Energy North America, Inc.)

                      SEI Michigan, LLC (EWG) (100% - SEI Michigan Holdings,
                      Inc.)

               Southern Energy North America Generating, Inc. (Intermediate Holdings)
               (100% - Southern Energy North America, Inc.)

                      SEI State Line, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America Generating, Inc.)

                             State Line Holding Corporation (Intermediate
                             Subsidiary) (100% - SEI State Line, Inc.)

                                    State Line Energy, L.L.C. (EWG)
                                    (60% - SEI State Line, Inc.; 40% - State Line Holding Corporation)

                      Southern Energy New York, G.P., Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America Generating, Inc.)

                      Southern Energy Hudson Valley Investments, Ltd. (Intermediate Subsidiary)
                      (100% - Southern Energy North America Generating, Inc.)

                             Southern Energy Bowline, L.L.C. (EWG)
                             (99% - Southern Energy Hudson Valley Investments, Inc.; 1% - Southern Energy
                             New York, G.P., Inc.)





EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy North-America, Inc. - CONTINUED
               Southern Energy North America Generating, Inc. - CONTINUED
                      Southern Energy Hudson Valley Investments, Ltd. - CONTINUED

                             Southern Energy Lovett, L.L.C. (EWG)
                              (99% - Southern Energy Hudson Valley Investments, Inc.; 1% - Southern Energy
                             New York, G.P., Inc.)

                             Southern Energy NY-Gen, L.L.C. (EWG)
                             (99% - Southern Energy Hudson Valley Investments, Inc.; 1% - Southern Energy
                             New York, G.P., Inc.)

                      Southern Energy Bay Area Investments, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America Generating, Inc.)

                      Southern Energy Golden State Holding Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America Generating, Inc.)

                             Southern Energy California, L.L.C. (EWG)
                             (50% - Southern Energy Bay Area Investments; 50% - Southern Energy Golden
                             State Holdings, Inc.)

                                    Southern Energy Delta, L.L.C. (EWG)
                                    (100% - Southern Energy California, L.L.C.)

                                    Southern Energy Potrero, L.L.C. (EWG)
                                    (100% - Southern Energy California, L.L.C.)

                      Southern Energy New England Investments, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America Generating, Inc.)

                      Southern Energy New England (G.P.), Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America Generating, Inc.)

                             Southern Energy Canal, L.L.C. (EWG)
                             (99% - Southern Energy New England Investments, Inc.; 1% - Southern Energy New England (G.P.), Inc.)

                             Southern Energy Kendall, L.L.C. (EWG)
                             (99% - Southern Energy New England Investments, Inc.; 1% - Southern Energy New England (G.P.), Inc.)

                             Southern Energy Canal III, L.L.C. (Special Purpose Subsidiary)
                             (99% - Southern Energy New England Investments, Inc.; 1% - Southern Energy New England (G.P.), Inc.)

                      SEI Wisconsin Holdings, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America Generating, Inc.)

                             SEI Wisconsin, L.L.C. (EWG)
                             (100 %- SEI Wisconsin Holding, Inc.)


EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy North-America, Inc. - CONTINUED
               Southern Energy North America Generating, Inc. - CONTINUED

                      Southern Energy Texas (G.P.), Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America Generating, Inc.)

                      Southern Energy Southwest Investments, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America Generating, Inc.)

                             Southern Energy Central Texas, L.P. (Special Purpose Subsidiary)
                              (99% - Southern Energy Southwest Investments, Inc.; 1% Southern Energy Texas  (G.P.), Inc.)

                             SEI Texas, L.P. (EWG)
                              (99% - Southern Energy Southwest Investments, Inc.; 1% Southern Energy Texas  (G.P.), Inc.)

               Mobile Development Company (Special Purpose Subsidiary) (100% -
               Southern Energy North America, Inc.)

               Southern Energy Ventures, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

                   Southern Energy Trading and Marketing, Inc. (Energy-Related Company)
                       (100% - Southern Energy Ventures, Inc.)

                      SC Energy Ventures, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy Trading and Marketing, Inc.)

                             Southern Company Energy Marketing L.P. (Rule 58 Energy-Related Company)
                             (59.4% - SC Energy Ventures, Inc.; 39.6% - Domestic Corporation;
                             1% - Southern Company Energy Marketing G.P., L.L.C.)

                                    Southern Company Retail Energy Marketing L.P. (Rule 58 Energy-Related Company)
                                    (99% - Southern  Company  Energy  Marketing  L.P.; 1% - Southern  Company  Energy
                                         Marketing  G.P.,  L.L.C.)

                             Southern Producer Services, LLP (Rule 58 Energy-
                             Related Company) (99% - SC Energy Ventures, Inc.;
                             1% - SC Ashwood Holdings, Inc.)




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy North-America, Inc. - CONTINUED
             Southern Energy Ventures, Inc. CONTINUED
               Southern Energy Trading and Marketing, Inc. CONTINUED

                      Southern Energy Retail Trading and Marketing, Inc. (Energy-Related Company)
                      (100% - Southern Energy Trading and Marketing, Inc.)

                    SC Ashwood Holdings, Inc. (Intermediate Subsidiary)
                    (100% - Southern Energy Trading and Marketing, Inc.)

                             Southern Company Energy Marketing G.P., L.L.C. (Intermediate Subsidiary)
                             (60% - SC Ashwood Holdings, Inc.; 40% - Domestic Corporation)

               SEI Birchwood, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

                      Birchwood Power Partners, LP (EWG)
                      (50% - SEI Birchwood, Inc.; 50% - Domestic Corporation)

                      Greenhost, Inc. (Authorized by Order of 11/20/96))
                      (50% - SEI Birchwood, Inc.; 50% - Domestic Corporation)

               SEI Hawaiian Cogenerators, Inc. (EWG)
               (100% - Southern Energy North America, Inc.)

               Southern Energy-Cajun, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

               SEI New England Holding Corp. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

               SEI New England, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

                      Southern Energy New England, L.L.C. (EWG)
                      (50% - SEI New England Holding Corp; 50% - SEI New England Inc.)

               Southern Energy Wichita Falls Management G.P., Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

               Southern Energy Wichita Falls Investment, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

                      Southern Energy Wichita Falls, L.P. (EWG)
                      (99% - Southern Energy Wichita Falls Investment, Inc.; 1% - Southern Energy
                      Wichita Falls Management G.P., Inc.)








EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED

        Southern Energy International, Inc. (Foreign Holdings)
        (100% - Holdings)

               Southern Energy do Brazil Ltda. (Special Purpose Subsidiary - Project Development)
               (99.99% - Southern Energy International, Inc.; .1% - Southern Energy Resources, Inc.)

               Southern Energy - Asia, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

                      Southern Energy Asia Ventures, Inc. (Intermediate Subsidiary)
                      (100% Southern Energy -Asia, Inc.)

                      Consolidated Electric Power Asia Limited (Special Purpose Subsidiary) (NOTE 1)
                     (90.0% - Southern Energy - Asia, Inc.; 10% Southern Energy Asia Ventures, Inc.) (NOTE 2)

                             CEPA Pagbilao Limited (formerly Hopewell Energy International Limited) (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    Southern Energy Holdings Philippines, Inc. (Intermediate Subsidiary)
                                    (71.94% - CEPA Pagbilao Limited; 18.08% -
                                    CEPA Mobile Power Systems (BVI) Corporation;
                                    9.98% - Navotas II Holdings (BVI) Corp.;
                                    0.000022% - CEPA Navotas I Limited) *


                                           Southern Energy Quezon, Inc. (formerly Hopewell Power (Philippines),
                                           Corp.) (FUCO)
                                           (87.22% - Southern Energy Holdings Philippines, Inc; 12.78% Third parties)

                                           Southern Energy Mobile, Inc. (formerly Hopewell Mobile Power
                                           Systems Corp.) (FUCO)
                                           (100% - Southern Energy Holdings Philippines, Inc.)

                                                  CEPA Services Corp. (Special Purpose Subsidiary)
                                                  (100% - Southern Energy Mobile, Inc.)

                                           Southern Energy Navotas II Power, Inc. (formerly Hopewell Tileman
                                           (Philippines) Corp.) (FUCO)
                                           (100% - Southern Energy Holdings Philippines, Inc.)

                             Southern Energy China, Ltd. (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

* The percentage is based on the voting shares only.




Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Asia, Inc. - CONTINUED
                      Southern Energy Asia Ventures, Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED

                             CEPA Navotas I Limited (formerly Hopewell Project Management Company Limited)
                             (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited )

                                    Southern Energy Project Holdings Philippines, Inc. (Special Purpose Subsidiary)
               (100%- CEPA Navotas I Limited)

                                    Southern Energy Navotas, Inc. (formerly Hopewell Energy (Philippines),
                                    Corp.) (FUCO)
                                    (60.1%- CEPA Navotas I Limited;
                                    29.9% Southern Energy Holdings Philippines, Inc.; 10% -Third party)


                             Navotas II Holdings (BVI) Corp (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Mobile Power Systems (BVI) Corporation (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Guangxi Energy Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Eastern Power Plant Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Construction (Hong Kong) Limited (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    Sual Construction Corporation (Special Purpose Subsidiary)
                                    (100% - CEPA Construction (Hong Kong) Limited)









04/29/00, 8:17 PM                                                                                              Page -
21
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Asia, Inc. - CONTINUED
                      Southern Energy Asia Ventures Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED
                             CEPA Construction (Hong Kong) Limited - CONTINUED

                                    Southern Energy Resources and Development Corporation (formerly Pagbilao
                                    Shipping Corporation) (Special Purpose Subsidiary)
                                    (40% - CEPA Construction (Hong Kong) Limited; 60% - Edgardo Bautista)

                             CEPA International Finance Corporation  (Intermediate  Subsidiary)
                             (100% Consolidated Electric Power Asia Limited)

                                    Stenus Limited (Intermediate Subsidiary)
                                    (100% - CEPA International Finance Corporation)

                                    Southern Energy (Shajiao C) Limited (Intermediate Subsidiary)
                                    (79.99% - CEPA International Finance Corporation; 0.01% - Stenus Limited;
                                     20% - Third parties)

                                           Guangdong Guanghope Power Co., Ltd. (FUCO)
                                           (40% - Southern Energy (Shajiao C) Limited; 60% - Third
                                           party)

                             CEPA Pangasinan Electric Limited (Intermediate Subsidiary)
                             (100% Consolidated Electric Power Asia Limited)

                                    Southern Energy Pangasinan, Inc. (formerly, Pangasinan Electric Corporation)
                                    (FUCO)
                                    (91.91% - CEPA Pangasinan Electric Limited; 8.09% - Third parties)

                                    Southern Energy Sual Holdings, Inc. (FUCO)
                                    (100% - CEPA Pangasinan Electric Corporation)


                             CEPA Pakistan (BVI) Limited (Intermediate Subsidiary)
                             (100% Consolidated Electric Power Asia Limited)

                                    CEPA Energy Pakistan Limited (in
                                    liquidation) (FUCO) (100% - CEPA Pakistan
                                    (BVI) Limited)

                             CEPA Nominee (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)







Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Asia, Inc. - CONTINUED
                      Southern Energy Asia Ventures Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED

                             Tranquil Star Corporation (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    CEPA Thailand (BVI) Limited  (Intermediate Subsidiary)
                                    (100% - Tranquil Star Corporation)

                             CEPA India (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    CEPA Investment (Mauritius) Limited (Intermediate Subsidiary)
                                    (100% - CEPA India (BVI) Limited)

                             CEPA Operations, (Hong Kong) Limited (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    CEPA Operations (Philippines) Corp. (Special Purpose Subsidiary)
                                    (100% - CEPA Operations, (Hong Kong) Limited)


                             CEPA Project Management and Engineering (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Fuels Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    Marsford Investments Pte Ltd. (Intermediate Subsidiary)
                                    (100% -  CEPA Fuels Limited)

                                    Allied Queensland Coalfields Pty Ltd
                                    (formerly, Allied Queensland Coalfields
                                    Ltd.) (Special Purpose Subsidiary) (95.17% -
                                    CEPA Fuels Limited; 4.83% - Marsford
                                    Investments Pte Ltd.)

                                           Aberdare Collieries Pty Ltd (Special
                                           Purpose Subsidiary) (100% - Allied
                                           Queensland Coalfields Pty Ltd.)

                                                  New Whitwood Collieries Pty Ltd. (Special Purpose Subsidiary)
                                                  (100% - Aberdare Collieries Pty Ltd.)

                                                  Riverview Coal Terminal Pty Ltd. (Special Purpose Subsidiary)
                                                  (100% - Aberdare Collieries Pty Ltd.)

                                           AQC (Kogan Creek) Pty Ltd (Special
                                           Purpose Subsidiary) (100% - Allied
                                           Queensland Coalfields Pty Ltd.)

                                                  AQC (Wilkie Creek) Pty Ltd
                                                  (Special Purpose Subsidiary)
                                                  (100% - AQC (Kogan Creek) Pty
                                                  Ltd.)






EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Asia, Inc. - CONTINUED
                      Southern Energy Asia Ventures Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED
                             CEPA Fuels Limited - CONTINUED
                                    Allied Queensland Coalfields Pty Ltd - CONTINUED

                                           Baralaba Coal Pty Ltd (Special
                                           Purpose Subsidiary) (100% - Allied
                                           Queensland Coalfields Pty Ltd.)

                                           Lemon Grove Investments Pty Ltd. (Special Purpose Subsidiary)
                                           (100% - Allied Queensland Coalfields Pty Ltd.)

                                           Tiaro Coal Pty Ltd.  (Special Purpose Subsidiary)
                                           (100% - Allied Queensland Coalfields Pty Ltd.)


                      CEPA Australia (BVI) Limited (Intermediate Subsidiary)
                      (100% - Consolidated Electric Power Asia Limited)

                                    CEPA Holding Australia Pty Ltd. (Intermediate Subsidiary)
                                    (100% - CEPA Australia (BVI) Limited)

                                           CEPA (Kogan Creek) Holding Pty Ltd. (Special Purpose Subsidiary)
                                           (100% - CEPA Holding Australia Pty Ltd.)

                                                  CEPA (Kogan Creek) Leasing I Pty Ltd. (Special Purpose
                                                  Subsidiary)
                                                  (100% - CEPA (Kogan Creek) Holding Pty Ltd.)

                                                  CEPA (Kogan Creek) Leasing II Pty Ltd. (Special Purpose
                                                  Subsidiary)
                                                  (100% - CEPA (Kogan Creek) Holding Pty Ltd.)

                                                  CEPA (Kogan Creek) Leasing III Pty Ltd. (Special Purpose
                                                  Subsidiary)
                                                  (100% - CEPA (Kogan Creek) Holding Pty Ltd.)

                                                  CEPA (Kogan Creek) Leasing IV Pty Ltd. (Special Purpose
                                                  Subsidiary)
                                                  (100% - CEPA (Kogan Creek) Holding Pty Ltd.)

                                                         Kogan Creek Power Project Joint Venture
                                                         (12% - CEPA (Kogan Creek) Leasing I Pty Ltd.; 12% -
                                                          CEPA (Kogan Creek) Leasing II Pty Ltd.; 25% - CEPA
                                                         (Kogan Creek) Leasing III Pty Ltd.; 51% - CEPA (Kogan
                                                          Creek) Leasing IV Pty Ltd.)

               Southern Electric International - Netherlands, BV (Intermediate
               Subsidiary) (100% - Southern Energy International, Inc.)



EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Electric International Finance, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy International, Inc.)

               Southern Energy Europe, Inc. (Intermediate Subsidiary)
               (100% Southern Energy International, Inc.)

                      Southern Energy UK Generation Limited (Intermediate
                      Subsidiary) (100% - Southern Energy Europe, Inc.)

                     Southern Energy Development - Europe Limited (Intermediate
                      Subsidiary) (100% - Southern Energy Europe, Inc.)

                      Southern Energy Development Hungaria, L.L.C. (Special Purpose Subsidiary)
                      (100% - Southern Energy Europe, Inc.)

                      The Southern Company - Europe, plc (Intermediate Subsidiary)
                      (99% - Southern Energy Europe, Inc., 1% - Southern Energy Inc.)

                      Southern Energy Netherlands, Ltd. (Intermediate Subsidiary)
                      (100% - Southern Energy Europe, Inc.)

                             Southern Energy Europe Investments, Ltd. (Intermediate Subsidiary)
                             (100% - Southern Energy Netherlands, Ltd.)

                                    Southern Energy Netherlands, B.V. (Dutch) (Intermediate Subsidiary)
                                    (50% - Southern Energy Netherlands, Ltd.; 50% - Southern Energy Europe Investments Ltd.)

                                           Southern Energy - Europe B.V. (Dutch) (FUCO)
                                           (100% - Southern Energy Netherlands B.V.)

                             Southern Energy Netherlands Management Company, Inc. (Intermediate Subsidiary)
                             (100% - Southern Energy Netherlands, Ltd.)

                      Southern Electric International - Europe, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy Europe, Inc.)

                             SEI Beteilligungs, GmbH (Intermediate Subsidiary)
                             (100% - Southern Electric International - Europe,
                             Inc.)

                                    P.T. Tarahan Power Company (Special Purpose Subsidiary)
                                    (55% - SEI Beteilligungs, GmbH; 2.5% - Domestic Corporation;
                                    42.5% - Foreign Company)

                             Southern Energy Europe Investments, Ltd. (Intermediate Subsidiary)
                             (100% - Southern Electric International - Europe, Inc.)







EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
  Southern Energy International, Inc. - CONTINUED
     Southern Energy Europe, Inc. - CONTINUED
        Southern Electric International - Europe, Inc. - CONTINUED
                Southern Energy Europe Investments, Ltd. - CONTINUED

                SEI Europe UK Limited (Intermediate Subsidiary)
               (50% - Southern Energy Europe Investments, Ltd.; 50%- Southern Electric International - Europe, Inc.)

                      SWEB Holdings UK (Intermediate Subsidiary) (49% - SEI
                      Europe UK Limited; 51% - Domestic Corporation)

                             SWEB Holdings Limited (Intermediate Subsidiary)
                             (100% - SWEB Holdings UK)

                                 Southern Investment UK plc (Intermediate Subsidiary)
                                 (100% - SWEB Holdings Limited)

                                    SWEB Energy Purchasing Business Limited
                      (FUCO) (100% - Southern Investment UK plc)

                                    South Western Electricity plc (FUCO) (NOTE 1)
                                    (100% - Southern Investment UK plc)

                                           SWEB Investments Limited (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                           South Western Helicopters Limited (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                           AZTEC Insurance Limited   (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                           SWEB Insurance Limited (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                           SWEB Investments 1996 Limited (FUCO
                                           Subsidiary) (100% - South Western
                                           Electricity plc)

                                                         Croeso Systems Development Limited (FUCO
                                                              Subsidiary)
                                                         (50% - SWEB Investments 1996 Limited)

                                                         Midlands Enterprise Fund (FUCO Subsidiary)
                                                         (26.80% - SWEB Investments 1996 Limited)

                                                         ebusiness South West Limited (FUCO Subsidiary)
                                                         (45% - SWEB Investments 1996 Limited)

                                           SWEB Property Investments Limited (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
  Southern Energy International, Inc. - CONTINUED
     Southern Energy Europe, Inc. - CONTINUED
        Southern Electric International - Europe, Inc. - CONTINUED
                Southern Energy Europe Investments, Ltd. - CONTINUED
               SEI Europe UK Limited - CONTINUED
                      SWEB Holdings UK - CONTINUED
                             SWEB Holdings Limited - CONTINUED
                                 Southern Investments UK plc - CONTINUED
                                     South Western Electricity plc - CONTINUED

                                           SWEB Property Developments Limited (FUCO Subsidiary)
                                           (100% - South Western Electricity plc)

                                                         Temple Back Developments Limited (FUCO Subsidiary)
                                                         (49.0% - SWEB Property Developments Limited)

                                                              Weston-Super-Mare Developments Limited (FUCO Subsidiary)
                                                              (100.0% - Temple Back Developments Limited)

                                                  South Western Power Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                              South Western Power Investments Limited (FUCO Subsidiary)
                                                              (100% - South Western Power Limited)

                                                                       Teeside Power Limited (FUCO Subsidiary)
                                                                       (7.7% - South Western Power Investments
Limited)






EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy, Europe, Inc. - CONTINUED
                      Southern Electric International - Europe, Inc. - CONTINUED
                         SEI Europe UK Limited - CONTINUED
                             SWEB Holdings UK - CONTINUED
                             SWEB Holdings Limited - CONTINUED
                                    Southern Investment UK plc - CONTINUED
                                           South Western Electricity plc - CONTINUED
                                                  South  Western Power Limited -
                                                         CONTINUED South Western
                                                         Power Investments
                                                         Limited - CONT.

                                                               Wind Electric Limited (FUCO Subsidiary)
                                                              (11.7% - South Western Power Investments
                                                              Limited)

                                                              WindResources Limited (FUCO Subsidiary)
                                                              (45% - South Western Power Investments
                                                              Limited)

                                                                       Carland Cross Limited (FUCO Subsidiary)
                                                                       (100% - Wind Resources Limited)

                                                                       Coal Clough Limited (FUCO Subsidiary)
                                                                       (100% - Wind Resources Limited)

                                                              Winterton Power Limited (FUCO Subsidiary)
                                                              (25% - South Western Power Investments Limited)

                                                         Green Electron Limited (FUCO Subsidiary)
                                                         (90% - South Western Power Limited; 10% Foreign
                                                          Corporation)

                                                  SWEB Data Collection Services Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  Concorde House Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  Electricity Association EA Technology Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  Non-Fossil Purchasing Agency Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  ElectraLink Limited (FUCO Subsidiary)
                                                  (6.19% - South Western Electricity plc)

                                                  South Western Energy Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  South Western Natural Gas Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)



EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy, Europe, Inc. - CONTINUED
                      Southern Electric International - Europe, Inc. - CONTINUED
                         SEI Europe UK Limited - CONTINUED
                             SWEB Holdings UK - CONTINUED
                             SWEB Holdings Limited - CONTINUED
                                    Southern Investment UK plc - CONTINUED
                                           South Western Electricity plc - CONTINUED

                                                  SWEB Finance Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Gas Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  REC Collect Limited (FUCO Subsidiary)
                                                  (25% - South Western Electricity plc)

                                                  South Western Electricity Share Scheme Trustees Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  Electricity Pensions Trustee Limited (FUCO Subsidiary)
                                                  (5%  - South Western Electricity plc)

                                                  St. Clements Services Limited (FUCO Subsidiary)
                                                  (9.1% - South Western Electricity plc)

                                                  Electricity Pensions Limited (FUCO Subsidiary)
                                                  (Limited by Guarantee - South Western Electricity plc)

                                                  ESN Holdings Limited (FUCO Subsidiary)
                                                  (4.5% - South Western Electricity plc)

                                                  Electricity Association Limited (FUCO Subsidiary)
                                                  (5.9% - South Western Electricity plc)

                                                  Northmere Limited (FUCO Subsidiary)
                                                  (Limited by Guarantee - South Western Electricity plc)

                                                  South West Enterprise Limited (FUCO Subsidiary)
                                                  (Limited by Guarantee - South Western Electricity plc)







EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy, Europe, Inc. - CONTINUED
                      Southern Electric International - Europe, Inc. - CONTINUED
                         SEI Europe UK Limited - CONTINUED
                             SWEB Holdings UK - CONTINUED
                             SWEB Holdings Limited - CONTINUED
                                    Southern Investment UK plc - CONTINUED
                                           South Western Electricity plc - CONTINUED

                                                  SWEB Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Retail Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Natural Gas Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Pension Trustee Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  SWEB Telecom Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

                                                  UK Data Collection Service Limited (FUCO Subsidiary)
                                                  (8.33% - South Western Electricity plc)

                                                  Western Natural Gas Limited (FUCO Subsidiary)
                                                  (100% - South Western Electricity plc)

               SEI Brazil Holdings, Inc. (Intermediate Subsidiary)
               (100 % - Southern Energy International, Inc.)

               SEI South America, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

               Southern Energy Caribe, Ltd. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

               Southern Energy - Newco2, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

                      SEI Chile, SA (Intermediate Subsidiary)
                      (99.99% - Southern Energy - Newco2, Inc., .001% - Southern Energy, Inc.)

                             Energia del Pacifico Limitada (Intermediate
                             Subsidiary) (99.9% - SEI Chile, SA, .1% - Southern
                             Energy International, Inc.)

                                           Gasoducto Nor Andino Argentina, S.A. (Intermediate Subsidiary)
                                           (33.33% - Energia del Limitada,; 66.67% - Tractebel)

                                           Gasoducto Nor Andino  S.A. (Intermediate Subsidiary)
                                           (33.33% - Energia del Limitada; 66.67% - Tractebel)



EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Newco2, Inc. - CONTINUED
                      SEI Chile, SA - CONTINUED

                                    Empressa Electrica del Norte Grande, SA (FUCO)
                                    (82.34034% - SEI Chile, SA; 8.81% - Foreign Government; 8.850% - Natural Persons)

                                                  Sitranor S.A. (Intermediate Subsidiary)
                                                  (60% - Empressa Electrica del Norte Grande, SA; 20% - CODELCO; 20% ELECTROANDINA)

                      Southern Electric Bahamas Holdings, Limited (Intermediate
                      Subsidiary) (100% - Southern Energy - Newco2, Inc.)

                             Southern Electric Bahamas, Ltd (Intermediate Subsidiary)
                             (100% - Southern Electric Bahamas Holdings, Limited)

                                    ICD Utilities Limited (Intermediate Subsidiary)
                                    (25% - Southern Electric Bahamas, Ltd; 75% - Foreign Company)

                                    Freeport Power Company Limited (FUCO)
                                    (50% - Southern Electric Bahamas, Ltd; 50% - ICDU Utilities Limited)

               Cayman Energy Traders (Intermediate Subsidiary)
               (27.59% - Southern Energy International, Inc.; 72.41% - Domestic Corporation)

                      Southern Electric do Brasil Participacoes, Limitada (Intermediate Subsidiary)
                      (90.6% - Cayman Energy Traders; 9.4% - Foreign Pension Fund)

                             Companhia Energetica de Minas Gerais (CEMIG)  (FUCO)
                             (14.41% - Southern Electric do Brasil Participacoes, Limitada; 24.3% - Foreign
                             Government; 20.99% - General Public; 40.30% - Foreign Companies)

               Southern Energy E Associados Particpacoes, S.A. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

               SEI Germany - BEWAG, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

               SEI Worldwide Holdings, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

                      SEI Worldwide Holdings (Germany) GmbH (Intermediate
                      Subsidiary) (50% - SEI Germany - BEWAG, Inc.; 50% - SEI
                      Worldwide Holdings, Inc.)

                             Southern Energy Holding Beteiligungsgesellschaft GmbH (Intermediate Subsidiary)
                             (100% - SEI Worldwide Holdings (Germany) GmbH)

                                    BEWAG  ( FUCO)
                                    (26% - Southern Energy Holding Beteiligungsgesellschaft GmbH,
                                    74% Other Foreign Persons )

                             Southern Energy Development-Europa GmbH (Special Purpose Subsidiary)
                             (100% - SEI Worldwide Holdings (Germany) GmbH)





EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               SEI Worldwide Holdings, Inc. - CONTINUED
                      SEI Worldwide Holdings (Germany) GmbH - CONTINUED

                             SEI y Asociados de Argentina, S.A. (Intermediate Subsidiary)
                             (45.79% - SEI Worldwide Holdings GmbH; 7.14%- Asociados de Electricidad, S.A.;
                             40.52% - Holdings: 5.55% - Foreign Corporation; 1% - Domestic Company)

                                    Hidroelectrica Alicura, S.A. (FUCO)
                                    (59% - SEI y Asociados de Argentina, S.A.; 41% - Foreign Government)

               Southern Electric International Trinidad, Inc. (EWG)
               (100% - Southern Energy International, Inc.)

                      The Power Generation Company of Trinidad & Tobago Limited (EWG)
                      (39% - Southern Electric International Trinidad, Inc.; 51% - Foreign Government;
10% - Domestic Corporation)

               SE China Investments (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

                      Southern Energy Mauritius Limited (Intermediate Subsidiary)
                      (100% - SE China Investments)

                      SEMAR Limited (Intermediate Subsidiary)
                      (100% - SE China Investments)

                      Southern Energy Newco Limited (Intermediate Subsidiary)
                      (100%- SE China Investments)

        SE Finance Capital Corporation (Intermediate Subsidiary)
        (100 % - Holdings)

              Southern Energy Finance Company, Inc. (Intermediate Subsidiary)
              (100%- SE Finance Capital Corporation)

               EPZ Lease, Inc.  (Intermediate Subsidiary)
               (100% Southern Energy Finance Company, Inc.)

                      EPZ Lease, LLC (Intermediate Subsidiary)
                      (99% EPZ Lease, Inc.; 1% Southern Energy Finance Company, Inc.)

                             EPZ Lease Holding A, LLC (Intermediate Subsidiary)
                             (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                    EPZ Lease Trust A (FUCO)
                                    (100% - EPZ Lease Holding  A, LLC {Beneficial Interest})




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy Finance Company, Inc - CONTINUED
               EPZ Lease, Inc. - CONTINUED
                      EPZ Lease, LLC - CONTINUED

                             EPZ Lease Holding B, LLC (Intermediate Subsidiary)
                             (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                    EPZ Lease Trust B (FUCO)
                                    (100% - EPZ Lease Holding  B, LLC {Beneficial Interest})

                             EPZ Lease Holding C, LLC (Intermediate Subsidiary)
                             (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                    EPZ Lease Trust C (FUCO)
                                    (100% - EPZ Lease Holding  C, LLC {Beneficial Interest})

               Southern Energy Clairton, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy Finance Company, Inc.)

                      Southern Energy Clairton, L.L.C. (Intermediate Subsidiary)
                      (85% - Southern Energy Clairton, Inc.; 15% Southern Energy Clairton2, Inc.)

                             Clairton 1314 B Partnership, L.P. (Rule 58 Energy-Related Company)
                             (27% - Southern Energy Clairton, L.L.C.; 73% - Domestic Corporations)

               Southern Energy Clairton2, Inc.(Intermediate Subsidiary) (100% -
               Southern Energy Finance Company, Inc.)

               Southern Energy Carbontronics, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy Finance Company, Inc.)

                      Southern Energy Carbontronics, L.L.C. (Intermediate Subsidiary)
                      (99% - Southern Energy Carbontronics,Inc.; 1% - Southern Energy Finance Company)

                             Carbontronics Synfuels Investors, L.P. (Rule 58 Energy-Related Company)
                             (24.75% - Southern Energy Clairton, L.L.C.; 75.25% - Domestic Corporations)

               Dutch Gas Lease, Inc.  (Intermediate Subsidiary)
               (100% Southern Energy Finance Company, Inc.)

                      Dutch Gas Lease, L.L.C. (Intermediate Subsidiary)
                      (100% Dutch Gas Lease, Inc.)

                             Dutch Gas Lease Holding A, L.L.C. (Intermediate Subsidiary)
                             (100% Dutch Gas Lease, L.L.C.)

                             Dutch Gas Lease Holding B, L.L.C. (Intermediate Subsidiary)
                             (100% Dutch Gas Lease, L.L.C.)

                             Dutch Gas Lease Holding C, L.L.C. (Intermediate Subsidiary)
                             (100% Dutch Gas Lease, L.L.C.)

                                    Dutch Gas Lease Trust A (FUCO)
                                    (100% - Dutch Gas Lease Holding  A, L.L.C. {Beneficial Interest})






EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy Finance Company, Inc - CONTINUED
               Dutch Gas Lease, Inc. - CONTINUED
                      Dutch Gas Lease, L.L.C. - CONTINUED

                             Dutch Gas Lease Holding B, L.L.C. (Intermediate Subsidiary)
                             (100%Dutch Gas Lease, L.L.C.)
                                    Dutch Gas Lease Trust B (FUCO)
                                    (100% - Dutch Gas Lease Holding  B, L.L.C {Beneficial Interest})

                             Dutch Gas Lease Holding C, L.L.C. (Intermediate Subsidiary)
                             (100%- Dutch Gas Lease, L.L.C; 1% - Dutch Gas Lease, Inc.)

                                    Dutch Gas Lease Trust C (FUCO)
                                    (100% - Dutch Gas Lease Holding  C, L.L.C. {Beneficial Interest})


               SEI Gamog Lease, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy Finance Company, Inc.)

                      SEI Gamog Lease Holding A, L.L.C. (Intermediate Subsidiary)
                      (100%- SEI Gamog Lease, Inc.)

                             SEI Gamog Lease Trust A (FUCO) (100%- SEI Gamog
                             Lease Holding G, L.L.C.)

                      SEI Gamog Lease Holding B, LLC. (Intermediate Subsidiary)
                      (100%- SEI Gamog Lease, Inc.)

                             SEI Gamog Lease Trust B (FUCO) (100%- SEI Gamog
                             Lease Holding B, L.L.C.)

                      SEI Gamog Lease Holding C, LLC. (Intermediate Subsidiary)
                      (100%- SEI Gamog Lease, Inc.)

                             SEI Gamog Lease Trust C (FUCO) (100%- SEI Gamog
                             Lease Holding C, L.L.C.)

               Nuon Lease, Inc. (Intermediate Subsidiary)
               (100% Southern Energy Finance Company, Inc.)

                      Nuon Lease Holding D, L.L.C. (Intermediate Subsidiary)
                      (100% -Nuon Lease, Inc.)

                             Nuon Lease Trust D (FUCO) (100% - Nuon Lease
                             Holding D, L.L.C.)

                      Nuon Lease Holding E, L.L.C. (Intermediate Subsidiary)
                      (100% -Nuon Lease, Inc.)

                             Nuon Lease Trust E (FUCO) (100% - Nuon Lease
                             Holding E, L.L.C.)

EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy Finance Company, Inc - CONTINUED

                      Nuon Lease Holding F, L.L.C. (Intermediate Subsidiary)
                      (100% -Nuon Lease, Inc.)

                             Nuon Lease Trust F (FUCO) (100% - Nuon Lease
                             Holding F, L.L.C.)


        Southern Company Capital Funding, Inc. (Intermediate Subsidiary)
        (100% - Holdings)

               Southern Company Capital Trust I (Intermediate Subsidiary) (100%
               - Southern Company Capital Funding, Inc.)

               Southern Company Capital Trust II (Intermediate Subsidiary) (100%
               - Southern Company Capital Funding, Inc.)

               Southern Company Capital Trust III (Intermediate Subsidiary)
               (100% - Southern Company Capital Funding, Inc.)

               Southern Company Capital Trust IV (Intermediate Subsidiary) (100%
               - Southern Company Capital Funding, Inc.)

               Southern Company Capital Trust V (Intermediate Subsidiary) (100%
               - Southern Company Capital Funding, Inc.)

Mobile Energy Services Holdings, Inc. (Intermediate Subsidiary)
(100% - The Southern Company)

               Mobile Energy Services Company, L.L.C. (Public Utility)
               (99% - Mobile Energy Services Holdings, Inc.; 1% - Southern Energy Resources, Inc.)

Energia de Neuvo Leon, SA De CV (FUCO)
(33 1/3% - The Southern Company; 33 1/3% Foreign Corporations; 33 1/3% - Foreign Government)

Footnotes:
NOTE 1 - The organization chart above that includes the subsidiaries of Consolidated Electric Power Asia Limited and Southwestern Electricity PLC is updated annually as of December 31.

NOTE 2 - Certain of CEPA's holdings in the Philippines were reorganized through a series of agreements that were dated and executed on or before December 31, 1997. However, these agreements are awaiting the approval of certain governmental authorities in the Philippines and are not yet effective.





